ARTHUR
                                    ANDERSEN

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                                                             Arthur Andersen LLP

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                                                               425 Walnut Street
                                                        Cincinnati OH 45202-3912
                                                                    513-381-6900

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of Accolade Funds/MegaTrends Fund Registration Statement on Form N-14.


                              /s/Arthur Andersen LLP
                              -----------------------------
                              ARTHUR ANDERSEN LLP

Cincinnati, Ohio,
October 8, 1996